Exhibit 99.1

1 Riverside Park - Alexandria, VA Park Towne Place - Philadelphia, PA Monterey Grove - San Jose, CA River Club - Edgewater, NJ Palazzo West at Park LaBrea - Los Angeles, CA 3400 Avenue of the Arts - Orange County, CA AIMCO Apartment Investment and Management Company Investor Day 2010

2 This presentation contains forward-looking statements within the meaning of the federal securities laws, including statements regarding projected results and specifically forecasts of 2010 financial results. These forward-looking statements are based on management's judgment as of this date and include certain risks and uncertainties. Risks and uncertainties include, but are not limited to, Aimco's ability to maintain current or meet projected occupancy, rental rates and property operating results. Actual results may differ materially from those described in these forward-looking statements and, in addition, will be affected by a variety of risks and factors, some of which are beyond the control of Aimco, including, without limitation: financing risks, including the availability and cost of capital markets financing and the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest; earnings may not be sufficient to maintain compliance with debt covenants; real estate risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions; the terms of governmental regulations that affect Aimco and interpretations of those regulations; the competitive environment in which Aimco operates; the timing of acquisitions and dispositions; insurance risk, including the cost of insurance; natural disasters and severe weather such as hurricanes; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; energy costs; and possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by Aimco. In addition, our current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on our ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership. Readers should carefully review Aimco's financial statements and notes thereto, as well as the risk factors described in Aimco's Annual Report on Form 10-K for the year ended December 31, 2008, and the other documents Aimco files from time to time with the Securities and Exchange Commission. These forward-looking statements reflect management's judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. This presentation and these forward-looking statements include Aimco's analysis and conclusions based in part on third party data (including information on cap rates and market growth rates) and reflect management's judgment as of the date of these materials, which are subject to change based on macro-economic factors beyond Aimco's control. Aimco assumes no obligation to revise or update to reflect future events or circumstances. A change in cap rates, market growth rates, credit availability or other such items could affect the analysis and conclusions reached herein. In addition, this presentation includes certain non-GAAP measures, which Aimco defines and reconciles to GAAP in its supplemental schedules to its quarterly earnings releases - see in particular the Glossary and Supplemental Schedules 6a, 6b and 6c to Aimco's 4Q 2009 earnings release. This presentation does not constitute an offer of securities for sale. Forward-looking Statements and Other Information

3 Welcome

4 Miles Cortez, EVP & Chief Administrative Officer Areas of responsibility: Administration, Government Relations, Communications and Special Projects Years with Aimco: Nine - plus six years as outside counsel Previous positions within Aimco: EVP, General Counsel & Secretary Employment prior to Aimco: Private practice of law, "Best Lawyers in America" for 10 years as business litigator Denver Business Journal's "Executive of the Year" in law (2001) Past President, Colorado Bar Association Past President, Denver Bar Association

5 Today's Presentation Introduction Aimco Management Team Portfolio Strategy Property Operations, Redevelopment and Capital Recycling Break Balance Sheet and Liquidity Net Asset Value 2010 Guidance Q&A

6 Introduction

7 Terry Considine, Chairman & CEO Years with Aimco: 35, took Aimco public in 1994 Years in real estate: 40 Other Experience: Colorado State Senator, 1987-1992 Chairman of the Board, The Lynde and Harry Bradley Foundation

8 It's a good time to invest in apartments. It's a good time to invest in Aimco. Introduction

9 Investing in Aimco Aimco Has a Simple Business Strategy Own and operate 100,000 B/B+ quality apartments Well located in 20 largest U.S. markets Opportunistic redevelopment Finance with property-level, non-recourse, long-dated, fixed-rate and amortizing debt

10 Aimco Key Valuation Factors Aimco holds high quality assets. Aimco is a reliable operator. Aimco has limited balance sheet risk. Aimco has high quality of earnings. Aimco trades at a discount to Net Asset Value. In a rising market, Aimco financial leverage will magnify upsides.

11 Aimco Management Team

12 Lisa Cohn, EVP & General Counsel Areas of responsibility: Legal, Risk/Insurance, Human Resources Years with Aimco: Eight Previous positions within Aimco: Senior Vice President, Assistant General Counsel and Assistant Secretary Vice President, Assistant General Counsel and Assistant Secretary Employment prior to Aimco: Private practice of law for Hogan & Hartson LLP, with an emphasis on corporate and securities work, public and private M&A and venture capital financing Judicial clerk to U.S. District Court of Colorado Judge Edward W. Nottingham

13 Aimco Board of Directors Terry Considine Chairman of the Board and Chief Executive Officer James N. Bailey Director since 2000, Chairman of the Nominating and Corporate Governance Committee Founder and Senior Managing Director, Cambridge Associates, LLC, a leading investment consulting firm to sophisticated investors. Mr. Bailey brings expertise to Aimco in the area of finance and capital markets. Richard S. Ellwood Director since 1994 Mr. Ellwood has over 60 years of experience in the real estate industry as one of the early pioneers of real estate investment banking, having led practice groups at Warburg Paribas Becker, White Weld, and JP Morgan. Thomas L. Keltner Director since 2007 Mr. Keltner brings expertise to Aimco in the areas of marketing and brand management, having most recently served as head of the Americas and Global Brands for Hilton Hotels. J. Landis Martin Director since 1994, Lead Independent Director, and Chairman of the Compensation and Human Resources Committee Founder and Managing Director, Platte River Ventures, LLC, a private equity firm. Mr. Martin has served as a CEO of four NYSE listed companies. Robert A. Miller Director since 2007 President, Marriott Leisure Mr. Miller's expertise is in the areas of property operations, development, sales, management, finance and accounting. Michael A. Stein Director since 2004, Chairman of the Audit Committee Mr. Stein has served as the CFO of several public companies, including ICOS, Nordstrom, and Marriott International, Inc.

14 Corporate Governance Aimco's governance scores exceed 96% of the real estate sector and 72% of the S&P 500. Majority voting - Aimco is a leader among its peers. Aimco's directors are elected annually. Each independent member sits on every Board committee. Only one insider sits on the Board. Good Corporate Governance

15 Aimco Management Team Terry Considine Chairman & CEO Ernie Freedman EVP & CFO Tim Beaudin President & COO Lisa Cohn EVP & General Counsel Miles Cortez EVP & CAO Property Operations Asset Management Redevelopment Acquisitions/Dispositions Legal Human Resources Risk Finance Accounting Investor Relations IT Administration Government Relations Communications Special Projects

16 Ernie Freedman EVP & CFO Tim Beaudin President & COO Tony D'Alto EVP Operations John Bezzant SVP Transactions Patti Fielding EVP & Treasurer Today's Speakers

17 Experienced Leadership Team Aimco Management Team Mr. Considine has led Aimco for 35 years and has more than 40 years of experience in the real estate industry. The senior management team has an average tenure with Aimco of seven years. Every member of the senior management team has been promoted to their current positions from within Aimco.

18 Talent Pipeline Aimco systematically recruits and develops individuals with the skills, experience and expertise to contribute to Aimco. Aimco has a formal talent evaluation and succession planning process that involves management and, for officers, Aimco's Board of Directors. The officer succession planning process looks at a broad spectrum of positions. Multiple potential candidates are identified on a range of timelines. Development opportunities are identified and pursued for potential successors. Disciplined Talent Process

19 Portfolio Strategy

20 Ernie Freedman, EVP & CFO Areas of Responsibility: Finance, Accounting, IT, Investor Relations Years with Aimco: Three Years in Real Estate: 15 Previous positions within Aimco: Senior Vice President, Finance Senior Vice President, Financial Planning and Analysis Employment Prior to Aimco: Chief Financial Officer, HEI Hotels and Resorts Global Operations Controller, GE Real Estate Senior Manager, Ernst & Young, LLP

21 Portfolio Strategy Focus on B/B+ quality apartments Concentrate capital in 20 target markets (with a limited allocation to affordable apartments) Continually improve portfolio through capital recycling

22 Asset Quality We define quality by comparing rents to local market averages: A-quality: rents greater than 125% of market average B-quality: rents 90% - 125% of market average C-quality: rents less than 90% of the market average We prefer B/B+ quality apartments because: Rents are less volatile than A-quality apartment rents Margins are higher than C-quality apartments Focus on B/B+ quality apartments

23 Represent average 3Q 2009 rents for all conventional properties held at year-end, including same store properties, redevelopment properties and other conventional properties. 3Q 2009 REIS Asset Quality in Aimco's Markets Target B/B+ rents ~100 - 125% of market 63% of NOI in markets with rents 90 - 127% of market Expect capital recycling in these markets

24 * 3Q 2009 Average Rents as % of Market in Aimco Target Markets for peer companies has been computed based on average rents by market as reported by peer companies, weighted by peer units in each of Aimco's Target Markets. Aimco Asset Quality vs Peers Aimco asset quality in its target markets, as measured by rents relative to local market averages, is comparable to Camden and Essex.

25 Target Market Characteristics High concentration of population, apartment units & apartment market capitalization. Geographic and employment diversification. Historically strong returns with reduced volatility as part of a market-cap weighted portfolio. Atlanta Boston Chicago Dallas-Fort Worth Denver East Bay Houston Los Angeles Manhattan Miami Orange County Other Target Florida Markets Philadelphia Phoenix San Diego San Francisco San Jose Seattle Suburban New York/New Jersey Washington - NoVA - MD 20 Markets represent 85% of apartment market cap* * Source: PPR as of 12/31/2009 Capital Allocation Strategy Concentrate capital in 20 target markets

26 Market Allocation Strategy Strategic Baseline Market Assessment Allocation Target Investment Recommendation On an annual basis, review long-term desired allocation. Based on apartment market capitalization. Quarterly assessment of current conditions, returns, risk and strategic attractiveness. Recommendation to over/under allocate. On a quarterly basis, set medium-term target allocation. Over/under allocate to +/- 20% of long-term target. Maximum allocation of 10% to reduce concentration risk. Buy, sell, hold recommendation revisited quarterly. Recommendations drive acquisition, disposition and redevelopment activities.

27 Capital Allocation as of 12/31/2009 87% of total capital is invested in conventional real estate. 88% of conventional property capital is concentrated in Aimco's 20 target markets.

28 Property Operations, Redevelopment and Capital Recycling

29 Tim Beaudin, President & COO Areas of Responsibility: Property Operations, Transactions, Asset Management, Redevelopment and Construction Services Years with Aimco: Five Years in Real Estate: 28 Previous positions within Aimco: Executive Vice President and Chief Property Operations Officer Executive Vice President and Chief Development Officer Employment prior to Aimco: Executive Vice President, Catellus Development Corporation, with management responsibility for operations, development, construction, transactions and asset management. Senior Vice President, Managing Officer, Financial Services for CB Commercial (CB Richard Ellis).

30 Diversified Portfolio During 2009, NOI was essentially flat across our diversified portfolio. Growth in affordable NOI provided offset to same store conventional NOI decline. Lease-up of short cycle redevelopment business also offset same store conventional NOI decline.

31 Competitive Same-Store Operating Results * Represents the average of results reported by AVB, CPT, EQR, ESS, HME, and UDR. 2009 growth for HME represents the mid-point of company guidance as the company has not reported 2009 results as of the date of this presentation. Operating performance comparable to peer average over last one, three and five years *

32 Consistent Investment in Physical Assets Sustained rate of reinvestment in asset quality, notwithstanding the economy. Invested approximately $2.2 billion in the portfolio since 2005. Continued investment in properties through: Planned Replacement Program Energy investments Redevelopment where appropriate

33 Property Operations

34 Tony D'Alto, EVP Operations Areas of Responsibility: Property Operations Years with Aimco: Seven Previous positions within Aimco: Division Vice President, Gulf Division Operations Regional Vice President, South Florida Operations Employment prior to Aimco: Senior Vice President of Operations, Alamo and National Rental Car Executive Vice President and Chief Operating Officer, Value Rent-A-Car, a company formerly owned by Mitsubishi More than 35 years experience managing large, multi-unit operations

35 Property Management Organization Joe Borges VP Central Tony D'Alto EVP Operations Karl Griggs VP New York Regina Harris VP South Keith Kimmel VP West Karyn Marasco VP Northeast Regional Property Managers Community Managers

36 2010 Property Operations Objectives Maximize revenues while reducing costs ADO - Maintain ADO (Average Daily Occupancy) north of 95% with continued high resident quality standards. Rates - Take advantage of higher demand markets with higher occupancies to increase rates using revenue management tools. Renewals - Stay focused on the residents we already have. Renewals will remain a major focus for all properties. Service - Service will remain a high priority. We will continue resident touch point programs in support of retention of current residents. Expenses - Continued strong focus on expense control activities. We expect on-site productivity gains, additional marketing cost per lead improvements and reductions in contract services through aggressive vendor management. We will continue to invest capital in maintaining our properties with NO reduction in our per door spend for repairs and maintenance and capital replacements.

37 Market Outlook Positive Momentum Going into 2010 Continued Weakness Mostly in Rate Boston Seattle Washington DC Atlanta Miami Houston Chicago Denver Jacksonville West Los Angeles Orange County Orlando Ft Lauderdale Phoenix Current demand continues to outpace prior year in most markets. Occupancy remains high even in the weaker markets. We anticipate that new lease rates will approach renewal rates in our stronger markets during the second half of 2010. Gap between new lease and renewal rates is stabilizing in weaker markets but not yet showing signs of narrowing.

38 Capital Recycling

39 John Bezzant, SVP Transactions Areas of Responsibility: Transactions Years with Aimco: Four Years in Real Estate 24 Previous positions within Aimco: Senior Vice President, Redevelopment Employment Prior to Aimco: First Vice President, Asset Services, and First Vice President, Fund Management for ProLogis Vice President of Asset Management, Catellus Development Corporation

40 Capital Recycling Strategy Continuously increase portfolio quality Dispositions: Reduce investment in over-allocated conventional markets by selling 5 - 10% of lowest-rated assets annually ($350 - $700 million). Reduce owned affordable portfolio to 10% of NAV. Exit third party property management and asset management. Reinvestment: Increase investment in conventional assets located in priority markets. Redevelopment and enhancement of existing assets. Acquisition of B/B+ quality assets.

41 2010 Capital Recycling Plan Increase investment in conventional assets located in priority markets Priority market characteristics Target markets with highest 10-year projected returns Prioritize investments in under- allocated markets Improve current portfolio quality where rents are below local market averages Primary 2010 priority markets Boston San Diego San Francisco Washington DC Secondary 2010 priority markets Manhattan Orange County

42 Capital Recycling Case Study: Boston Portfolio: 12 properties, 4,250 units 4Q 2009 GAV: $512 million, 7% of year-end conventional property NAV 4Q 2009 average rents: $1,172, 27% below local market Strategy: Reduce investment in suburban assets and reinvest in Boston CBD, Cambridge, Back Bay

43 Capital Recycling Case Study: Phoenix Portfolio: 17 properties, 4,418 units 4Q 2009 GAV: $218 million, 4% of year-end conventional NAV 4Q 2009 average rents: $614, 9% below local market Strategy: Reduce overall investment to target allocation by selling lower- rated assets Conventional same store properties Conventional redevelopment properties

44 Break

45 Balance Sheet & Liquidity

46 Patti Fielding, EVP & Treasurer Areas of Responsibility: Debt Financing, Treasury Years with Aimco: 13 Years in Real Estate: 25 Previous positions within Aimco: Senior Vice President, Securities & Debt Vice President, Asset Management Employment Prior to Aimco: Vice President, Hanover Capital Partners Vice Chairman, Senior Vice President, and Co-Founder of CapSource Funding Corporation Group Vice President, Duff & Phelps Rating Company Commercial Real Estate Appraiser, American Appraisal Associates

47 Financing Strategy Property debt and perpetual preferred securities provide balance sheet safety Non-recourse debt ? limited entity risk. Single-property loans with 60% initial LTV. Discipline of amortization to 50% LTV at maturity. Long-dated, laddered maturities. Primarily fixed interest rates. Assumable by buyers. Perpetual preferred securities ? no refunding and very limited re- pricing risk, with only $67 million subject to a potential rate reset in 2015.

48 Aimco Debt Structure Weighted-average maturity of enterprise-wide debt of approximately 8.5 years, 30% longer than Aimco's apartment peer average(2). Represents balances as of December 31, 2009 adjusted for 2010 repayments of $45 million of term debt. For purposes of this analysis, peer group is comprised of Camden, Equity Residential, Essex, Home Properties, UDR. Data as of 9/30/2009 as reported by SNL Financial. Aimco is financed primarily with non-recourse property debt with a weighted-average maturity of almost nine years and weighted-average interest rate of 5.5%. Perpetual preferred stock and preferred partnership units carry a weighted- average dividend rate of 7.6%. $45 million of recourse term debt expected to be repaid ahead of maturity.

49 * Aimco leverage as of 12/31/2009 based on real estate value as estimated by Aimco. Peer leverage as of 9/30/2009 computed as: total debt as reported by SNL Financial divided by real estate value as estimated by Green Street Advisors. Apartment peer leverage ranges from 50% to 60%, compared to Aimco leverage of 64%. Apartment Peer Leverage

50 Longer-Dated Maturities Reduce Risk Aimco has an enterprise-wide weighted average maturity (WAM) of 8.5 years, 30% longer than our apartment peer average. Peer WAM ranges from 5.8 to 7.2 years with a weighted-average WAM of 6.5 years. * Aimco WAM as of 12/31/2009, peer data as of 9/30/2009 as reported by SNL Financial.

1 Longer WAM Mitigates Risk of Higher Leverage Aimco's leverage carries less refunding and refinancing risk than peer weighted-average leverage due to Aimco's longer WAM. Peer AIV Wt Avg Weighted-average maturity 8.5 6.5 Debt-to-assets 64% 57% % Total capital subject to refunding annually 7.5% 8.8%

52 $180 Million Credit Facility Our bank partners: Joint Lead Arrangers: Bank of America and KeyBanc Capital Markets. Significant Participation from Wells Fargo. Current capacity: $136 million, net of $44 million of letters of credit. Revolver matures on May 1, 2011, with a one-year extension option to May 1, 2012. Modification completed on February 3, 2010 provides additional flexibility.

53 Credit Facility Covenants On February 3, 2010, Aimco and its lenders agreed to reduce the minimum threshold for Debt Service Coverage and Fixed Charge Coverage ratios and to increase the maximum for the Secured Indebtedness ratio.

54 Reducing Leverage to Target Target leverage: EBITDA coverage of interest: 2.25x EBITDA coverage of interest and preferred dividends: 2.0x Current leverage: EBITDA coverage of interest: 1.96x EBITDA coverage of interest and preferred dividends: 1.64x Reduce leverage through cyclical NOI recovery and scheduled debt amortization of approximately 1.5% per year. Aimco expects to reduce leverage to target levels over the next three to five years

55 2010 Balance Sheet & Liquidity Uses largely balanced with internal sources of cash. No debt maturities in 2010. Limited 2011 maturities. 2010 property debt activity will focus on loans maturing in 2012 to 2014 to lock in low current interest rates. Use of line of credit limited to short-term borrowings and collateralized letters of credit. Liquidity is strong

56 Net Asset Value Ernie Freedman, EVP & CFO

57 Aimco Net Asset Value as of 12/31/2009 97% of Aimco NAV is related to owning and operating apartments

58 Aimco Net Asset Value as of 12/31/2009

59 Market-Level Conventional Cap Rate Analysis * Excludes conventional redevelopment properties

60 Conventional Redevelopment Properties * 4Q 2009 occupancy was 93.7%. Additional revenue represents occupancy at 95.0%.

61 2010 Guidance Ernie Freedman, EVP & CFO

62 Guidance

63 2010 Same Store Conventional Portfolio Same store properties are those that have reached a stabilized level of occupancy of at least 90% for twelve consecutive months. Full year 2010 same store results will include results associated with two stabilized redevelopment properties.

64 Schedule of 2010 Property Tours Aimco is pleased to invite investors and analysts to attend any of the following property tours to be hosted by Miles Cortez, Aimco's Chief Administrative Officer, and Elizabeth Coalson, Vice President Investor Relations May 11 Los Angeles/Orange County May 12 San Diego June 8 Chicago July 13 Boston August 24 Philadelphia September 21 Washington D.C. October 12 Miami/Fort Lauderdale

65 Conclusion Terry Considine, Chairman & CEO

66 Aimco Key Valuation Factors Aimco holds high quality assets. Aimco is a reliable operator. Aimco has limited balance sheet risk. Aimco has high quality of earnings. Aimco trades at a discount to Net Asset Value. In a rising market, Aimco financial leverage will magnify upsides.

67 Net Asset Value Reconciliations

Reconciliation of property debt, preferred shares, and other assets and liabilities, net may be found on page 70. 68 Aimco Net Asset Value as of 12/31/2009 1 Reconciliation of property NOI to Aimco's financial reports may be found on page 69. 2 Represents 12/31/2009 book value of Lincoln Place ($139M) and Pacific Bay Vistas (formerly Treetops) ($33M), as reported on Aimco's Supplemental Schedule 9. 3 1 1 2 3 1 4 4 Represents total shares, units and dilutive share equivalents as reported on Aimco's 12/31/2009 Supplemental Schedule 4.

69 NOI Reconciliations Aimco's NAV model assumes a 3.5% management fee, which is consistent with Aimco's actual expenses as well as assumptions used by third-parties. Revenue and operating expenses for the trailing twelve months are based on Aimco's ownership during the period. NOI adjustments for conventional same store & other and affordable properties are necessary to reflect NOI based on Aimco's year-end ownership. Conventional redevelopment adjustment represents additional NOI upon occupancy stabilization ($1,800) net of 3.5% management fee associated with the additional income ($63).

70 Balance Sheet Reconciliations Aimco's proportionate share of liabilities on assets held for sale (AHFS) and deferred income are included in other liabilities ($471,879) and have not been separately disclosed at 12/31/2009. Deferred income is excluded from liabilities for NAV purposes as the obligation relates to cash that has already been received. Liabilities related to AHFS are excluded from other liabilities as the amounts are included in property debt. Beginning in 1Q 2010, these amounts will be disclosed separately on Aimco's Supplemental Schedule 3.